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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                       Securities and Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 26, 2002



                            TRINITY INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


              Delaware                  1-6903                       75-0225040
      (State of incorporation)    (Commission File No.)   (IRS Employer Identification No. )


            2525 Stemmons Freeway, Dallas, Texas                     75207-2401
          (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (214) 631-4420


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Item 5. Other Events

         On April 26, 2002, the Registrant issued a news release that reported its operating results for the first quarter ended March 31, 2002 and indicated that the current outlook for 2002 was a small loss in the range of 5 to 25 cents per share.


Item 7.  Exhibits

         (c)      Exhibits

                  Exhibit 99(1) - News release of Registrant dated April 26,
                                  2002.

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SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    TRINITY INDUSTRIES, INC.



Date:  April 29, 2002                           By: /s/ Jim S. Ivy
                                                   -------------------------
                                                    Jim S. Ivy
                                                    Vice President and
                                                    Chief Financial Officer

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                               INDEX TO EXHIBITS



EXHIBITS
NUMBER             DESCRIPTION
--------           -----------
  99(1)     News release of Registrant dated April 26, 2002.
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